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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



           Date of Report (Date of earliest reported): March 27, 2002

                             Superior Networks, Inc.
             (Exact name of registrant as specified in its chapter)

        Nevada                                                   98-0339543
        ------                           --                      ----------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation                    File Number)             Identification No.)


1281 West Georgia Street, Suite 501 Vancouver, British Columbia, Canada  V6E 3J7
-----------------------------------------------------------------------  -------
      (Address of principal executive offices)                        (Zip Code)

                                  604-484-2899
               Registrant's telephone number, including area code

                                     N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

Pursuant to a Share Transfer Agreement dated March 4, 2002 (the "Agreement"), Mr. Robert Rosner, a director of Superior Networks Inc. (the "Company" or the "Registrant" or "us") acquired 5,000,000 common shares (the "Shares") in the Company's capital stock from Mr. Randy White.

Robert Rosner has purchased the Shares for an aggregate purchase price of $50,000. The consideration for the Shares was paid for by Robert Rosner from his personal funds. The Shares acquired by Robert Rosner represent approximately 67.2% of the Company's current outstanding shares. As a result, Robert Rosner has acquired control of the Company from Randy White, the former President and a director of the Company. On March 13, 2002, the Company authorized a stock dividend to be paid to all shareholders of common stock on a three for one (3:1) basis. Each shareholder received three common shares for each common share previously held. As a result, Robert Rosner is the holder of 15,000,000 common shares. As of March 14, 2002, there were a total of 22,305,000 issued and outstanding common shares of the Company.

Mr. White has resigned as President and director and Robert Rosner is now the sole director and President and Treasurer of the Company. As a condition of the Agreement, Mr. Mark McLean and Ms. Renotcka Rzepczyk have also resigned as directors of the Company. Robert Rosner is currently the sole director of the Company. The Company is not aware of any shareholder, other than Robert Rosner, who owns five per cent (5%) or more of the common stock of the Company.

The following table sets forth information known to the Company concerning the number of shares beneficially owned each person owning more than five per cent (5%) of our voting securities as of March 14, 2002.

--------------------------------------------------------------------------------
Title of       Name  and address        Number of Shares     Percentage of
class          of beneficial  owner     of Common Stock      Common Stock
--------------------------------------------------------------------------------
Common         Robert Rosner,             15,000,000            67.2%
Shares         President
--------------------------------------------------------------------------------

The Company has recently filed Schedule 14F-1 and Schedule 13D in connection with the change of control described above and these filings are incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date March 27, 2002                SUPERIOR NETWORKS, INC.


                                   By: /s/ Robert Rosner
                                   ---------------------
                                           Robert Rosner, President